Q1 2023 Supplemental Data March 28, 2023 Progress Financial Results

2© 2023 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Forward Looking Statements This presentation contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Progress has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “should,” “expect,” “intend,” “plan,” “target,” “anticipate” and “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this presentation include, but are not limited to, statements regarding Progress’s strategy; future revenue growth, operating margin and cost savings; strategic partnering and marketing initiatives; the timing of, or our ability to close, the MarkLogic acquisition or the results expected therefrom; and other statements regarding the future operation, direction, prospects and success of Progress’s business. There are a number of factors that could cause actual results or future events to differ materially from those anticipated by the forward-looking statements, including, without limitation: (i) economic, geopolitical and market conditions can adversely affect our business, results of operations and financial condition, including our revenue growth and profitability, which in turn could adversely affect our stock price; (ii) our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses; (iii) we may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, fluctuations in currency exchange rates, or a decline in our renewal rates for contracts; (iv) if the security measures for our software, services, other offerings or our internal information technology infrastructure are compromised or subject to a successful cyber-attack, or if our software offerings contain significant coding or configuration errors, we may experience reputational harm, legal claims and financial exposure; (v) the timing of, or our ability to close, the proposed MarkLogic acquisition or the results expected therefrom; and (viii) risks related to the potential disruption of management’s attention due to the acquisition of MarkLogic. For further information regarding risks and uncertainties associated with our business, please refer to our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended November 30, 2022. Progress undertakes no obligation to update any forward-looking statements, which speak only as of the date of this presentation. Non-GAAP Financial Measures We refer to certain non-GAAP financial measures in this presentation, including but not limited to, non-GAAP revenue, non-GAAP income from operations and operating margin, adjusted free cash flow, annual recurring revenue ("ARR"), Net Retention Rate ("NRR"), and non-GAAP diluted earnings per share. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles (“GAAP”). Please see "Important Information Regarding Non-GAAP Financial Information" below for additional information. A reconciliation between non-GAAP measures and the most directly comparable GAAP measures appears in our earnings press release for the fiscal quarter ended February 28, 2023, which is furnished on a Form 8-K concurrently with this presentation and is available in the Investor Relations section of our website.

3© 2023 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. What: When: Time: To register for the Live Call: Live / Recorded Webcast: Please note: Webcast is listen-only. Conference Call Details Progress Fiscal Q1’23 Financial Results Tuesday, March 28, 2023 5:00 p.m. ET Please go to this this link to retrieve dial-in details. https://edge.media-server.com/mmc/p/cgfomqnf

Summary Highlights Q1 2023

Strong ARR and Retention Rates; Strong Balance Sheet

- ARR surged to $569M with the addition of MarkLogic – up 20% year-over-year
- ARR growth on a pro-forma basis was 3.9%
- NRR was 102%
- Revenues of $165.6M increased 12% year over year or 14% in constant currency
- Operating margins were strong at 44%
- EPS: $1.19, grew 23% and was well above the high end of guidance $1.08
- Strong Balance Sheet: net leverage remains modest even after giving effect to the MarkLogic acquisition
- We remain well-capitalized to pursue additional M&A

Definitions of non-GAAP financial measures (including ARR and NRR) can be found in "Important Information Regarding Non-GAAP Financial Information".

Progress
© 2023 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved.
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Annualized Recurring Revenue Trend*

MarkLogic ARR ~$80M

ARR growth = 3.9% year-over-year

+

Net Retention Rate between 100%-103%

=

Predictable and durable top line performance



101.8%
101.6%
102.5%
99.9%
101.2%
101.5%
101.9%
102.3%
102.0%
$529
$535
$543
$543
$547
$554
$564
$567
$569
Q1 '21
Q2 '21
Q3 '21
Q4 '21
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23
ARR
Net Retention % TTM

Progress

© 2023 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved.

All periods reported in constant currency, using current year budgeted exchange rates

5

Annualized Recurring Revenue (amounts reported in constant currency)

"As Reported"
MarkLogic adds ~$80M of ARR
ARR growth = 20.4% year-over-year
Net Retention Rate has ranged between 101%-102%



101.2%
102.0%
$569
$472
Q1 '22
Q1 '23
ARR
MarkLogic
Net Retention % TTM

"Pro Forma"
MarkLogic ARR included in both periods presented
ARR growth = 3.9% year-over-year
Net Retention Rate has ranged between 101%-102%



101.2%
102.0%
$547
$569
Q1 '22
Q1 '23
ARR
Net Retention % TTM

Note: ARR is a Non-GAAP operating metric and does not have a standardized definition. It is therefore unlikely to be comparable to similarly titled measures presented by other companies. ARR should be viewed independently of revenue and deferred revenue and is not intended to be combined with or to replace either of those items. ARR is not a forecast and the active contracts at the end of a reporting period used in calculating ARR may or may not be extended or renewed by our customers.

Progress

© 2023 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved.

6

7© 2023 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. ARR Exchange Rate Comparison (“pro-forma”) ARR is presented in constant currency, using our current year budgeted exchange rates “ARR at FY22 Rates” represents results reported translated using our FY22 budgeted exchange rates “ARR at FY23 Rates” represents those same results translated using our FY23 budgeted exchange rates

8© 2023 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Revenue CAGR of 12.5% 2018 – 2023(F)* * Represents the mid-point of our updated FY’23 guidance range; guidance includes expected contribution from MarkLogic. Driving Total Growth

9© 2023 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Operating Income CAGR of 14.4% 2018 – 2023(F)* Best-in-class non-GAAP operating margins consistently above 35% * Represents the mid-point of our updated FY’23 guidance range; guidance includes expected contribution from MarkLogic. Growing Profitability

10© 2023 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Q1 2023 Results Prior Q1 2023 Outlook (provided on January 17, 2023) GAAP Revenue $164.2M $156M - $160M Non-GAAP Revenue $165.6M $157M - $161M GAAP earnings per share (Diluted) $0.53 $0.35 - $0.39 Non-GAAP earnings per share (Diluted) $1.19 $1.04 - $1.08 GAAP Operating Margin 22% Not guided Non-GAAP Operating Margin 44% Not guided Adjusted Free Cash Flow (non-GAAP) $46.9M Not guided Summary Q1 2023 Financial Results

11© 2023 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. PRIMARY FOCUS $ $$ Capital Allocation Strategy Continue to prioritize accretive M&A opportunities that meet our disciplined criteria Repurchase shares to offset dilution from our equity programs • In Q1 2023, we repurchased $15M of Progress shares • Management has flexibility to increase, reduce, or suspend repurchases depending on market conditions and other considerations including size and timing of proposed M&A We currently have $213M remaining under our revised repurchase authorization Continue returning capital to shareholders in the form of dividends

12© 2023 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Total Growth Strategy Continues to Produce Results Deploy Capital for Highest Shareholder Return • Disciplined, accretive acquisitions • Opportunistic share repurchases • Ample financing at favorable rates Strengthen Profitable Core Business • Operational Excellence • Best in class operating margins • Rapid Integration of acquired businesses • Optimize integrations to existing infrastructure • Invest in products to improve customer retention • Maximize cash flows Drive Customer Success • Over 1700 ISV partners • More than 3.5M developers and 6M business users • Hundreds of millions of consumers use application built on Progress Pillars of our Total Growth Strategy

13© 2023 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Infrastructure Software Tighter alignment with existing products increases synergy potential End Market Alignment Target Acquiring 10-25% of revenue Can be financed and integrated efficiently Sizing Durable Top Line High mix of recurring revenue Strong customer retention rates Business Model Explore a mix of Venture Backed, Founder Led, and PE Sponsor-Owned Targets Large Market Opportunity Experienced Corporate Development Team ROIC > WACC Business case with Attainable Synergies Target 40% Operating Margins Compatible technology, end markets, and/or GTM model M&A Approach

14© 2023 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Business Outlook (as of March 28, 2023) Q2 2023 Current Outlook FY 2023 Prior Outlook (As of January 17, 2023) FY 2023 Current Outlook GAAP Revenue $167M - $171M $671M - $681M $676M - $684M Non-GAAP Revenue $168M - $172M $675M - $685M $680M - $688M GAAP EPS $0.12 - $0.16 $1.38 - $1.46 $1.32 - $1.40 Non-GAAP EPS $0.88 - $0.92 $4.09 - $4.17 Unchanged GAAP Operating Margin Not guided 16% 15% - 16% Non-GAAP Operating Margin Not guided 38% 38% - 39% Cash from Operations (GAAP) Not guided $173M - $183M Unchanged Adjusted Free Cash Flow (Non-GAAP) Not guided $175M - $185M Unchanged Effective Tax Rate Not guided 20% - 21% Unchanged

Supplemental Financial Information

16© 2023 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Supplemental Revenue Information (Unaudited)

17© 2023 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Supplemental Revenue Information (Unaudited)

18© 2023 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Progress furnishes certain non-GAAP supplemental information to its financial results. We use such non-GAAP financial measures to evaluate our period-over-period operating performance because our management team believes that by excluding the effects of certain GAAP-related items that in their opinion do not reflect the ordinary earnings of our operations, such information helps to illustrate underlying trends in our business and provides us with a more comparable measure of our continuing business, as well as greater understanding of the results from the primary operations of our business. Management also uses such non-GAAP financial measures to establish budgets and operational goals, evaluate performance, and allocate resources. In addition, the compensation of our executives and non-executive employees is based in part on the performance of our business as evaluated by such non-GAAP financial measures. We believe these non-GAAP financial measures enhance investors’ overall understanding of our current financial performance and our prospects for the future by: (i) providing more transparency for certain financial measures, (ii) presenting disclosure that helps investors understand how we plan and measure the performance of our business, (iii) affords a view of our operating results that may be more easily compared to our peer companies, and (iv) enables investors to consider our operating results on both a GAAP and non-GAAP basis (including following the integration period of our prior and proposed acquisitions). However, this non-GAAP information is not in accordance with, or an alternative to, generally accepted accounting principles in the United States (“GAAP”) and should be considered in conjunction with our GAAP results as the items excluded from the non-GAAP information may have a material impact on Progress’ financial results. A reconciliation between non-GAAP measures and the most directly comparable GAAP measures appears in our earnings press release for the fiscal quarter ended February 28, 2023, which is furnished on a Form 8-K concurrently with this presentation and is available on the Progress website at www.progress.com within the investor relations section. In this presentation, we may reference the following non-GAAP financial measures: • Acquisition-related revenue - We include acquisition-related revenue, which constitutes revenue reflected as pre-acquisition deferred revenue that would have been recognized prior to our adoption of Accounting Standards Update No. 2021-08, Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers (“ASU 2021-08”) during the fourth quarter of fiscal year 2021. The acquisition-related revenue in our results relates to Chef Software, Inc. and Ipswitch, Inc., which we acquired on October 5, 2020 and April 30, 2019, respectively. Since GAAP accounting required the elimination of this revenue prior to the adoption of ASU 2021-08, GAAP results alone do not fully capture all of our economic activities. We believe these adjustments are useful to management and investors as a measure of the ongoing performance of the business because, although we cannot be certain that customers will renew their contracts, we have historically experienced high renewal rates on maintenance and support agreements and other customer contracts. Upon our adoption of ASU 2021-08, this adjustment is no longer applicable to subsequent acquisitions. The remaining adjustment is related to our acquisition of Chef and is expected to continue through the end of fiscal year 2023 • Amortization of acquired intangibles - We exclude amortization of acquired intangibles because those expenses are unrelated to our core operating performance and the intangible assets acquired vary significantly based on the timing and magnitude of our acquisition transactions and the maturities of the businesses acquired. Adjustments include preliminary estimates relating to the valuation of intangible assets from MarkLogic Corporation (“MarkLogic”), which we acquired on February 7, 2023. The final amounts will not be available until the Company's internal procedures and reviews are completed. • Stock-based compensation - We exclude stock-based compensation to be consistent with the way management and, in our view, the overall financial community evaluates our performance and the methods used by analysts to calculate consensus estimates. The expense related to stock-based awards is generally not controllable in the short-term and can vary significantly based on the timing, size and nature of awards granted. As such, we do not include these charges in operating plans. • Restructuring expenses - In all periods presented, we exclude restructuring expenses incurred because those expenses distort trends and are not part of our core operating results. Adjustments include preliminary estimates relating to restructuring expenses from MarkLogic. The final amounts will not be available until the Company's internal procedures and reviews are completed. • Acquisition-related expenses - We exclude acquisition-related expenses in order to provide a more meaningful comparison of the financial results to our historical operations and forward-looking guidance and the financial results of less acquisitive peer companies. We consider these types of costs and adjustments, to a great extent, to be unpredictable and dependent on a significant number of factors that are outside of our control. Furthermore, we do not consider these acquisition-related costs and adjustments to be related to the organic continuing operations of the acquired businesses and are generally not relevant to assessing or estimating the long-term performance of the acquired assets. In addition, the size, complexity and/or volume of past acquisitions, which often drives the magnitude of acquisition-related costs, may not be indicative of the size, complexity and/or volume of future acquisitions. Important Information Regarding Non-GAAP Financial Information

19© 2023 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Important Information Regarding Non-GAAP Financial Information • Cyber incident - We exclude certain expenses resulting from the detection of irregular activity on certain portions of our corporate network, as more thoroughly described in the Form 8-K that we filed on December 19, 2022. Expenses include costs to investigate and remediate the cyber incident, as well as legal and other professional services related thereto. Cyber incident costs are provided net of expected insurance recoveries, although the timing of recognizing insurance recoveries may differ from the timing of recognizing the associated expenses. Costs associated with the enhancement of our cybersecurity program are not included within this adjustment. We expect to incur legal and other professional services expenses associated with this incident in future periods. The cyber incident is expected to result in operating expenses that would not have otherwise been incurred in the normal course of business operations. We believe that excluding these costs facilitates a more meaningful evaluation of our operating performance and comparisons to our past operating performance. • Provision for income taxes - We adjust our income tax provision by excluding the tax impact of the non-GAAP adjustments discussed above. • Constant Currency - Revenue from our international operations has historically represented a substantial portion of our total revenue. As a result, our revenue results have been impacted, and we expect will continue to be impacted, by fluctuations in foreign currency exchange rates. As exchange rates are an important factor in understanding period-to-period comparisons, we present revenue growth rates on a constant currency basis, which helps improve the understanding of our revenue results and our performance in comparison to prior periods. The constant currency information presented is calculated by translating current period results using prior period weighted average foreign currency exchange rates. These results should be considered in addition to, not as a substitute for, results reported in accordance with GAAP. • Annual Recurring Revenue (“ARR”) and Net Retention Rate (“NRR”) - We provide ARR and NRR performance metrics to help investors better understand and assess the performance of our business because our mix of revenue generated from recurring sources has increased in recent years. ARR represents the annualized contract value for all active and contractually binding term-based contracts at the end of a reporting period. ARR includes maintenance, software upgrade rights, public cloud and on-premises subscription-based transactions and managed services. NRR represents the percentage of recurring revenue retained from existing customers on a trailing twelve- month basis. Progress calculates NRR using the beginning ARR less churn, less customer contracts that have declined in value, plus customer contracts that have increased in value, the sum of which is divided by the beginning ARR. ARR and NRR do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. ARR and NRR should be viewed independently of revenue and deferred revenue and is not intended to be combined with, or to replace, either of those items. ARR and NRR are not a forecast and the active contracts at the end of a reporting period used in calculating ARR and NRR may or may not be extended or renewed by our customers. • We also provide guidance on adjusted free cash flow, which is equal to cash flows from operating activities less purchases of property and equipment, plus restructuring payments.